Exhibit 99.1
1. May 2010 Investor Presentation

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures(1) Operating income excludes realized gains and losses and acquisition-related transaction costs, net of tax. This is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity.(2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Presentation Outline I. Overview of TowerII. Strategy and Corporate GoalsIII. Financial ReviewIV. Key Investment Considerations

I. Overview of Tower

Overview of Tower ("TWGP") Leading provider of diversified niche-oriented property and casualty products and services Rated A- by A.M. Best with stable outlook$1.1 Billion in stockholders' equityTen insurance company subsidiaries 17 offices nationally (headquartered in NYC) with over 1000 employeesTower DifferentiationDiversified business model with a niche market focusProfitable growth Effective use of capital Successful acquisition track record

Our 20 Year History

1990	1996	2001	2004	2006	2007	2009	2010

[Pre-IPO] [Post-IPO]

- Tower Insurance Co. of NY (TICNY) founded by Michael Lee
- Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed
- Acquired renewal rights from Empire Insurance Group
- Acquired renewal rights from OneBeacon Insurance Group
- IPO & A.M. Best A- Rating
- Sponsored CastlePoint Holdings, Ltd.
- Acquired Preserver Group, Inc.
- Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd.
- Acquired Specialty Underwriters' Alliance, Inc.
- Acquired Workers' Compensation Renewal Rights from AequiCap
- Announced Acquisition of OneBeacon's Personal Lines Division

TOWER GROUP

5

Diversified with Niche Focus

- Market expansion – provides greater access to premium volume opportunities
- Diversification – allows allocation of capital to profitable segments and in doing so, results in effective management of market cycles

Lines of Business
- Commercial Package Policies
- Businessowners Policy
- Commercial Property
- Commercial Liability
- Workers Compensation
- Commercial Auto
- Homeowners
- Personal Auto

Customer Groups
- Commercial
- Personal
- Specialty

Territory
- Northeast
- Midwest
- Southeast
- Southwest
- West

Premium Size
- Small
- Medium
- Large

Pricing & Coverage Tier
- Preferred
- Standard
- Non-Standard
- E&S

Distribution System
- Retail Agents
- Wholesale Agents
- Program Underwriting Agents

TOWER GROUP
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Broad Product Line Provides access to significant premium volume opportunityAllows optimal business mix in response to varying market conditions 1Q09 DPW by LOB 1Q10 DPW by LOB

Diverse Customer Groups

	Brokerage Insurance Segment Commercial and Personal	Specialty Business Segment
Customers and types of risks	▪ Broad portfolio of Commercial and Personal Lines of Business ▪ Commercial: Apartment buildings, retail stores, restaurants and artisan contractors ▪ Personal: modestly valued homes; auto and package	▪ Narrowly defined classes of business • Garage liability • Long term healthcare workers • Commercial construction • Specialty transportation • Professional Employers Organizations
Distribution Sources	▪ Retail agents: Preferred and Standard ▪ Wholesale agents: Non-standard and E&S risks	▪ Program underwriting agents
Competitive Advantage	▪ Streamlined underwriting process, automation and scale	▪ Specialized underwriting expertise
Underwriting	▪ Individual policies underwritten by Tower staff	▪ Established books of business underwritten by program underwriting agents with proven track records

TOWER GROUP
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Significant Territorial Expansion Opportunity

- Rapidly building Tower into a diversified national insurance company
- Midwest and Southwest are expected to contribute more meaningfully in the future
- Loss ratio in the territories outside the Northeast continues to be favorable

1Q 2010 Direct Premiums Written by Territory



Scarborough, ME
Quincy, MA
Glastonbury, CT
Westchester, NY
Melville, NY
NYC, NY
Williamsville, NY
Paramus, NJ
Chicago, IL
Irvine, CA
Palm Springs, CA
Irving, TX
Atlanta, GA
Mobile, AL
Maitland, FL
Ft. Lauderdale, FL
Hamilton, Bermuda

Northeast: 60.1% | West: 22.5% | Southeast: 10.6% | Southwest: 4.0% | Midwest: 2.8%

TOWER GROUP

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Multiple Solutions Under One Company

- Premium size segments:
  - Different underwriting, service and systems capability for all premiums size segments
  - Small (under $25K); Medium (over 25K to $100K); Large (over $100K)
- Pricing and coverage tiers:
  - Competitively priced products positioned at preferred and standard tiers
  - Underserved products positioned at non-standard and E&S tiers
- Advantage created:
  - Provide many solutions under one company
    - Avoids the need for producers to place business with multiple companies
    - Improves producers' success in placing business with Tower
  - Customize pricing, coverage and underwriting for specific market segments

TOWER GROUP

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Diversified Distribution Distribution Channel Tier Approx # of Agents Retail Preferred and Standard 1100 Wholesale Non-standard and E&S 200 Program Underwriting Agents Specialty Business 20 1Q 2009 GPW Distribution 1Q 2010 GPW Distribution

II. Strategy and Corporate Goals

Underwriting Strategy

- Commercial
  - Focus on underwriting small policies using automated web platform
  - Leverage existing products throughout the country
  - Offer products in multiple pricing and coverage tiers
- Specialty
  - Focus on narrowly defined homogeneous classes of business
  - Acquire or develop specialized underwriting expertise requiring industry insight, regional knowledge or understanding of specific risks
- Personal
  - Expand personal lines product offering through personal package policies
  - Utilize reciprocal structures to provide additional capacity

TOWER GROUP
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An Opportunistic Acquisition Strategy

- Build diversified business platform through acquisitions
  - Opportunity to expand distribution and servicing capabilities
  - Provides access to complementary product lines and classes
  - Value created from improved profitability of acquired companies from increased financial strength, expense reduction, re-underwriting and cross-selling
- Consolidate renewal business to offset lack of organic growth
  - Current market conditions:
    - Lack of organic growth due to weak economic conditions
    - Competitive P&C market conditions
    - Motivated sellers with reasonable valuation
  - Tower's advantage: strong track record in acquiring and integrating businesses at a reasonable cost
- Profile of targets
  - Small insurance companies with limited capital and high expenses but also with access to local markets
  - Managing general agencies with specialized product expertise
  - Acquisition of OneBeacon's personal lines division – on track to close in late second quarter

TOWER GROUP

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Hybrid Business Model Anticipated higher ROE beginning in the third quarter 2010Significant increase in capital after the CastlePoint acquisition lowered underwriting and investment income from retaining premiums using own capitalCommission and fee income from transferring premiums to reinsurers and other insurance companies Operating ROE (%) Total Premiums to Average Equity Leverage 14.4% 1.6x - 2.0x 12.9% 27.3% 13.7% 7.6% 14 - 15% 1.1x 1.2x 1.2x 1.2x 20.7% CastlePointAcquisition SUAAcquisition * * After OneBeacon transaction.

III. Financial Metrics

Gross Premiums Written and Produced Retention was 86% for all lines for 1Q 2010 (Brokerage Insurance Segment)90% retention in personal lines80% retention in commercial lines 5 Year CAGR 36.4% Book Value Per Share Profitable Growth 5 Year CAGR 28.9%

Pricing and Retention Premium Increases on Renewals Renewal Retention Rates Note: Brokerage Insurance Segment Data. Premium increases include price and exposure change.

Strong Operating Results 5 Year CAGR 67.7% Operating Income ($ millions) Operating EPS 5 Year CAGR 23.5%

Highly Rated Investments High quality investment portfolio with net unrealized gain of $77 million (pre- tax) at March 31, 2010Fixed income average quality of AA-Duration of 4.6 years Tax equivalent book yield of 5.7% Asset Allocation Asset Quality

IV. Key Investment Considerations

(CHART) Operating Return on Equity Superior Performance vs. Industry Combined Ratio CastlePoint transaction:16.9 million shares issued Follow-on offering: $95 MM raised AM Best and Company Data. 2004-08 industry premiums represent net premiums written. Strong track record of profitable growth:Tower 5 year compounded growth rate in Total Premiums: 36.4%Tower 5 year average combined ratio: 86%Consistently stronger return on equity than industry:Outperformed publicly traded property and casualty insurance companies over the last 5 yearsIncludes periods in which Tower has raised capital (IPO: 10/2004 and follow-on offering: 1/2007) SNL Financial and Company Data. SNL data provided for publicly traded P&C companies. (CHART)

Five-Year Record of Strong Results Five-Year Record of Strong Results Tower's success over the past five years is the result of entrepreneurial drive, careful planning and disciplined execution * Average for years 2005-2009 except CAGR